                                                                    Exhibit 25.1

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(B)(2)

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a national bank)                                      identification no.)

ONE WALL STREET, NEW YORK, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                         TOWN SPORTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-2749906
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)

                               TSI ALEXANDRIA, LLC
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 54-1899994
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)

                                TSI ALLSTON, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 04-3377680
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)

                                TSI ANDOVER, INC.
             (Exact name of registrant as specified in its charter)

             MASSACHUSETTS                                       7991                                 04-3455758
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)

                                TSI ARDMORE, LLC
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 22-3805605
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)



                        TSI ARTHRO-FITNESS SERVICES, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3344978
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)

                               [TSI ASTORIA, INC.]
             (Exact name of registrant as specified in its charter)

               NEW YORK                                  7991
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)

                             TSI BATTERY PARK, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-4031103
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)

                                TSI BETHESDA, LLC
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 52-1832309
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
          or organization)                              Classification Code Number)

                               TSI BROADWAY, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 11-3000086
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
         or organization)                               Classification Code Number)

                             TSI 217 BROADWAY, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3986291
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
        or organization)                                Classification Code Number)

                             TSI BROOKLYN BELT, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 11-3436781
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)

                               TSI BRUNSWICK, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 52-1661079
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial

           or organization)                             Classification Code Number)

                               TSI BRYN MAWR, LLC
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 22-3768516
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)

                               TSI BULFINCH, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 04-3429623
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                            TSI CASH MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3607389
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                            TSI CENTRAL SQUARE, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 22-3729288
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                              TSI CENTREVILLE, LLC
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 54-1875450
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                              TSI CHERRY HILL, LLC
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 22-3661081
                                                                                         (I.R.S. Employer Identification No.)

                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)



                              TSI CHEVY CHASE, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 13-9174321
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                               TSI CLARENDON, LLC
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 22-3768520
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
          or organization)                              Classification Code Number)



                              TSI COBBLE HILL, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3285675
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI COLONIA, LLC
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 22-3598664
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)



                                TSI COMMACK, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 11-3466826
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)

                          TSI CONNECTICUT AVENUE, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 52-2185711
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI COPLEY, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 13-3625687
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                             TSI COURT STREET, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 11-3549905
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI CROTON, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3982171
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI DANBURY, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 06-1502467
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI DANVERS, INC.
             (Exact name of registrant as specified in its charter)

             MASSACHUSETTS                                       7991                                 04-3173831
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial


           or organization)                             Classification Code Number)


                           TSI DOWNTOWN CROSSING, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 22-3821061
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)



                             TSI DUPONT CIRCLE, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 52-1664689
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)



                               TSI DUPONT II, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 52-1887282
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)



                            TSI EAST CAMBRIDGE, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 22-3767346
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                              TSI EAST MEADOW, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 11-3466828
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI EAST 23, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3834638
                                                                                         (I.R.S. Employer Identification No.)

(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI EAST 31, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3459142
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)



                                TSI EAST 34, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3385025
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI EAST 36, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3486149
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI EAST 41, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3613114
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)



                                TSI EAST 51, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3866959
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)

                                TSI EAST 59, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3748028
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI EAST 76, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3680542
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI EAST 86, LLC
             (Exact name of registrant as specified in its charter)

               NEW YORK                                  7991                                 13-4036613
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI EAST 91, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3910665
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                               TSI F STREET, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 52-2347709
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI FAIRFAX, LLC
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 54-1917571
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial

           or organization)                             Classification Code Number)


                                TSI FENWAY, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 04-3392033
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                             TSI FIFTH AVENUE, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3378660
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)



                             TSI FIRST AVENUE, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 13-3736708
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                             TSI FOREST HILLS, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 11-3327332
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI FORT LEE, LLC
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 06-1516948
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)



                              TSI FRAMINGHAM, INC.
             (Exact name of registrant as specified in its charter)

             MASSACHUSETTS                                       7991                                 22-3767335
                                                                                         (I.R.S. Employer Identification No.)

(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)



                             TSI FRANKLIN (MA), INC.
             (Exact name of registrant as specified in its charter)

             MASSACHUSETTS                                       7991                                 04-3484250
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                             TSI FRANKLIN PARK, LLC
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 22-3598654
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                                TSI FREEHOLD, LLC
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 22-3567664
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                             TSI GALLERY PLACE, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                          7991                                 90-0016157
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)


                              TSI GARDEN CITY, INC.
             (Exact name of registrant as specified in its charter)

               NEW YORK                                          7991                                 11-3496320
                                                                                         (I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation          (Primary Standard Industrial
           or organization)                             Classification Code Number)

                               TSI GERMANTOWN, LLC
             (Exact name of registrant as specified in its charter)


                    DELAWARE                                      7991                                52-2107893
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI GLOVER, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                52-1842000
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI GRAND CENTRAL, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                35-2187324
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI GREAT NECK, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3525531
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI GREENWICH, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                52-2160217
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI HERALD, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3674322
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI HIGHPOINT, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3767356
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI HOBOKEN, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3539811
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                            TSI HOLDINGS (CIP), INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                11-3465800
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI HOLDINGS (DC), INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                52-1786716
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI HOLDINGS (IP), LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                52-1868513
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI HOLDINGS (MA), INC.
             (Exact name of registrant as specified in its charter)

                 MASSACHUSETTS                                    7991                                04-2789250
                                                                                         (I.R.S. Employer Identification No.)

 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI HOLDINGS (MD), INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                52-1483416
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI HOLDINGS (NJ), INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3589221
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI HOLDINGS (PA), INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                23-2995708
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI HOLDINGS (VA), INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                52-2103430
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI HUNTINGTON, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                11-3525776
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI INSURANCE, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                75-3091175
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                13-3433612
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI IRVING PLACE, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4132834
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI JERSEY CITY, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                01-0715570
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI LARCHMONT, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4032565
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                            TSI LEXINGTON (MA), INC.
             (Exact name of registrant as specified in its charter)

                 MASSACHUSETTS                                    7991                                04-2931936
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI LINCOLN, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3217462
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI LONG BEACH, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                11-2787121
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI LYNNFIELD, INC.
             (Exact name of registrant as specified in its charter)

                 MASSACHUSETTS                                    7991                                04-3100325
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI M STREET, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                52-1786713
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI MADISON, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3514077
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)


                                 TSI MAHWAH, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3589223
                                                                                         (I.R.S. Employer Identification No.)

 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI MAMARONECK, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3641775
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI MARKET STREET, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3767350
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI MARLBORO, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3567661
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI MATAWAN, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3567666
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI MERRIFIELD, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                54-1880836
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI MONTCLAIR, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3589221
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI MURRAY HILL, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4185032
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI NANUET, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4001343
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                 TSI NASHUA, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3768518
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI NATICK, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                04-3428236
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI NEWARK, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3860893
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                            TSI NEWBURY STREET, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3751072
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                            TSI NORTH BETHESDA, LLC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                52-2033988
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI NORWALK, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                06-1517766
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI OCEANSIDE, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                11-3432030
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI OLD BRIDGE, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3567662
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI PARSIPPANY, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3598657
                                                                                         (I.R.S. Employer Identification No.)

 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI PLAINSBORO, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3598659
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI PRINCETON, LLC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3511330
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                 TSI RAMSEY, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-2396438
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI READE STREET, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3499439
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI RIDGEWOOD, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                13-4178569
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI RITTENHOUSE, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                23-2985640
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI RODIN PLACE, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                23-2961393
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                  TSI RYE, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4117100
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI SCARSDALE, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3593359
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI SEAPORT, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3550318
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI SHERIDAN, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3754408
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI SILVER SPRING, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                52-2103430
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI SOCIETY HILL, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                23-2931237
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                 TSI SOHO, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4032567
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI SOMERSET, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3598661
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                           TSI SOUTH PARK SLOPE, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                11-3576282
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI SPRINGFIELD, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3598663
                                                                                         (I.R.S. Employer Identification No.)

 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                           TSI STAMFORD DOWNTOWN, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                06-1500644
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI STAMFORD POST, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                06-1502470
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                            TSI STAMFORD RINKS, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                06-1503493
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI STATEN ISLAND, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4007763
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI STERLING, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                54-1922221
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI SUPPLEMENTS, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3652902
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI SYOSSET, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                11-3465797
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI WALL STREET, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3644260
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WALTHAM, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                45-0489363
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI WASHINGTON, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                52-1628893
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI WATER STREET, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4137110
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI WELLESLEY, INC.
             (Exact name of registrant as specified in its charter)

                 MASSACHUSETTS                                    7991                                04-3259257
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI WEST CALDWELL, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3598665
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI WEST NEWTON, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3767340
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI WEST NYACK, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4182699
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                            TSI WEST SPRINGFIELD, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                52-2103430
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WEST 14, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3978641
                                                                                         (I.R.S. Employer Identification No.)

 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WEST 16, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4145988
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WEST 23, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3896459
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WEST 38, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4046618
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WEST 41, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4162540
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WEST 44, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                06-1554546
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WEST 48, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                30-0033088
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WEST 52, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3994285
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WEST 73, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4020357
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WEST 76, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3976768
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WEST 80, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3694556
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WEST 94, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-4159717
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI WEST 125, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3978641
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI WESTPORT, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                22-3817718
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                                TSI WESTWOOD, LLC
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                01-0715576
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI WEYMOUTH, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                      7991                                04-3419386
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                             TSI WHITE PLAINS, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                13-3965540
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                              TSI WHITESTONE, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                11-3438769
                                                                                         (I.R.S. Employer Identification No.)

 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                               TSI WOODMERE, INC.
             (Exact name of registrant as specified in its charter)

                    NEW YORK                                      7991                                11-3566906
                                                                                         (I.R.S. Employer Identification No.)
 (State or other jurisdiction of incorporation        (Primary Standard Industrial

                or organization)                      Classification Code Number)

                           95/8% SENIOR NOTES DUE 2011

                       (Title of the indenture securities)

1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                       Name                                                        Address
                       ----                                                        -------
        Superintendent of Banks of the                           2 Rector Street,
        State of New York                                        New York, N.Y. 10006, and Albany, N.Y.
                                                                 12203

        Federal Reserve Bank of New York                         33 Liberty Plaza,
                                                                 New York, N.Y.  10045

        Federal Deposit Insurance Corporation                    Washington, D.C.  20429

        New York Clearing House Association                      New York, New York   10005


      (B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.






                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the day of , 2003.


                                       THE BANK OF NEW YORK




                                       By:
                                          ------------------------------
                                          Patricia Gallagher
                                          Vice President